Filed pursuant to Rule 497(e)
Registration Nos. 333-158133; 811-22282

Cook & Bynum Funds Trust

The Cook & Bynum Fund (the “Fund”)
Supplement dated July 28, 2020
to the Statement of Additional Information (“SAI”)
dated January 28, 2020 (as previously supplemented)

The Board of Trustees (the "Board") of Cook & Bynum Funds Trust (the "Trust") regrets to inform the Fund's shareholders that J. Dowe Bynum, a Trustee of the Trust, died on July 17, 2020. As of his passing, Mr. Bynum no longer serves on the Board of Trustees and ceases being a principal of Cook & Bynum Capital Management, LLC (the "Adviser"), the investment adviser to the Fund. All references to J. Dowe Bynum in the SAI are hereby removed.

Under the Investment Company Act of 1940, as amended, Mr. Bynum's passing and the transfer of his interest in the Adviser to his estate resulted in a change in control of the Adviser, which automatically terminated the investment advisory agreement and the associated expense limitation agreement then in place between the Adviser and the Trust. As a result, at a meeting held on July 28, 2020, the Board approved an interim investment advisory agreement and a new expense limitation agreement. The interim investment advisory agreement and new expense limitation agreement are substantially the same as the Fund's previous agreements. The interim agreement is effective until either 150 days from July 17, 2020 or when shareholders approve the new investment advisory agreement, whichever occurs first. Shareholders will be asked to approve the new investment advisory agreement in the coming months, the terms of which will be summarized in mailed proxy solicitation materials.

You should read this Supplement in conjunction with the Statement of Additional Information dated January 28, 2020, which provides information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-877-839-COBY (2629).